UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): OCTOBER 06, 2004


                              TREND MINING COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-31159                   81-0304651
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


            301 CENTRAL AVE. #384  Hilton Head, South Carolina 29926
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (843) 842-4048


                              SILVER TREND MINING COMPANY
           Former Name or Former Address if Changed Since Last Report


ITEM 8.01. OTHER EVENTS

      On October 6, 2004, Trend Mining Company (the "Company") announced that it had successfully acquired an option to purchase covering 17 square kilometers of prospective mineral ground in the Athabasca Basin of Saskatchewan. The property is prospective for uranium and other mineralization.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

         99.2 Press release dated October 6, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TREND MINING COMPANY
                                        (Registrant)



Date: October 06, 2004                   By:  /s/ John P. Ryan
                                         ------------------------------------
                                            John P. Ryan
                                            Vice President and Chief Financial
                                            Officer, Secretary and Treasurer